--------------------------------------------------------------------------------
                           MORGAN STANLEY DEAN WITTER
                             ASIA-PACIFIC FUND, INC.
--------------------------------------------------------------------------------





                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                           MORGAN STANLEY DEAN WITTER
                            ASIA-PACIFIC FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
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--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1999, the Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 32.42% compared to 27.06% for its benchmark (described below). For the period since the Fund's commencement of operations on August 2, 1994 through June 30, 1999, the Fund's total return, based on net asset value per share, was -3.00% compared with -16.15% for the benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All-Country Asia-Pacific Free ex-Japan with each index weighted equally. On June 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $9 5/8 representing a 16.7% discount to the net asset value per share.

All major Asian markets performed well so far in 1999, with South Korea, Indonesia, China and Thailand as the primary leaders. Asian markets rose due to the restoration of confidence among domestic and foreign investors, on the back of stabilizing exchange rates and signs that economies had bottomed after the shock of the Asian crisis.

Currency stability established in the second half of 1998, allowed local governments to ease monetary policy and bring interest rates down quickly. Lower interest rates eased the banking crisis in many countries, reduced government financing costs, lowered the cost of capital for businesses and encouraged local investors to shift from fixed income to equity investments. The power of high Asian savings rates was illustrated by the ability of local retail and institutional investors to subscribe to a heavy calendar of new corporate equity issues. This new equity helped many Asian companies repair their balance sheets, remove corporate distress risk, and enhance equity valuations. Asian countries needed new equity and not additional debt from foreign investors; the absence of heavy bond financing requirements mitigated the negative impacts of rising international bond yields and the small U.S. Federal Reserve interest rate increase. Although the economic recovery underway in many countries should not be characterized as export-led, an increase in export orders, particularly for electronic components, was positive particularly for the economies of Singapore and Malaysia. After several years of economic and corporate earnings disappointments, we are in an environment of expectation upgrades where forecasts of economic activity are continually being revised upwards across the region.

The South Korean economy experienced the fastest recovery from the Asian economic downturn of 1998. Korean industrial production is above pre-crisis levels and consensus expectations for 1999 gross domestic product growth moved from 3% to 4% growth at the end of the 1st quarter to 5% to 7% estimates now. The Korean economy benefited from a combination of positive factors including strong government policy implementation, better demand and pricing for its exports and a strong recovery in domestic confidence. The Korean government implemented a harsh IMF-designed program in the first half of 1998 to correct the country's macroeconomic imbalances. The government encouraged consumers and businesses to cut back consumption and investment in early 1998. The Koreans responded vigorously with sharp cutbacks in personal consumption, investment and business inventory liquidation. This austerity created a rapid turnaround from trade deficit to trade surplus and the Koreans used these surpluses, IMF aid and better international capital market access to address the country's short-term funding problems. The Korean government aggressively tackled its banking system problems when it began implementing a KRW 64 trillion bank recapitalization program. Positive trade performance, successful refinancings and banking sector progress allowed the government to ease fiscal and monetary policies aggressively in the second half of 1998. Interest rates fell rapidly from a crisis high of over 30% to the 6% -7% range today. Interest rates at these levels are at a 20-year low and the Koreans have responded by shifting fixed income investments into equities, either directly or via a rapidly growing mutual fund sector. The government stopped urging austerity and Korean consumers responded by satisfying pent-up demand. Sales of consumer durables, in particular, have risen sharply in 1999.

Listed Korean companies were the most heavily indebted in the region before the crisis. This leverage exaggerated equity market declines when interest rates were high, demand was falling and bankruptcies loomed. It also exaggerated the market's recovery when interest rates fell, demand expectations and product pricing improved and new equity issues reduced bankruptcy risks. Given the powerful moves seen in the equity markets over the past 9 months, Korean equities are now priced near their historic highs on measures such as price to book value. More corporate restructuring, particularly of the largest conglomerates known as chaebol, will be needed to transform this rally from a strong cyclical recovery to a long-term bull market. Korean corporations have historically traded at low multiples due to their high leverage, low returns on equity, opaque corporate structures and poor disclosure. The market has rewarded companies that have restructured and adopted a greater emphasis on shareholder returns. The government has actively encouraged chaebol restructuring and has introduced a number of regulations to reduce leverage and improve transparency among these companies. If restructuring broadens, the market can continue to rally and move to higher valuation multiples. If restructuring falters as the economic recovery removes pressure on the corporate sector, the market will stall or correct.

Most countries in the region reported increases in exports of electronics components during the first half of 1999. This growth has contributed to economic forecast upgrades in Singapore and Malaysia. The value of Asian electronics shipments has risen despite price pressures in the global personal computer industry because price declines have forced PC manufacturers to cut costs, which often means sourcing more product from low-cost Asian producers. The trend towards greater outsourcing, firmly established among American companies, is being adopted by an increasing number of Japanese companies. In the past Japanese manufacturers often built factories in other Asian countries in an effort to cut costs. An increasing number of Japanese companies are now turning to outsourcing instead as part of their own restructuring efforts. Outsourcing allows us to invest directly in the resulting growth, as we can identify companies winning Japanese orders. Japanese outsourcing has already had a positive impact on a number of listed Asian companies. The Fund has a significant exposure to a number of Asian electronics companies in Korea, Singapore and Thailand, and these investments performed well in the second quarter as order books gained momentum.

The Hong Kong market enjoyed strong absolute returns year-to-date, yet it continued to lag the regional benchmark. Hong Kong's adherence to its currency board regime has lengthened its adjustment to the deflationary effects of the Asian crisis. Hong Kong companies have not had their costs cut via devaluation, and instead have had to cut costs by reducing employment and negotiating lower rents, wages and other costs. Consequently, Hong Kong is experiencing deflation, with consumer price indexes down over 3% year-on-year. The currency board ties Hong Kong's interest rates to U.S. rates, leaving rates at very high levels in real terms. All of these factors have put Hong Kong's recovery behind the schedule of the rest of Asia by at least two or three quarters. The economy now appears to be bottoming, with signs of stability emerging in consumption, employment and perhaps price levels. A number of Hong Kong companies responded by aggressively cutting costs during the recession and are well positioned for the recovery.

Banks in Hong Kong have also significantly strengthened their balance sheets during the recession, and are as liquid as they have been in years. They have so far, only been growing their mortgage loan portfolios but are well positioned to respond to increases in loan demand when conditions improve. The growth in mortgage portfolios is consistent with healthy demand for primary residential property developments. Strong demand for competitively priced residential property allowed the large Hong Kong developers to work off significant inventory of unsold developments. Strong land sales in Hong Kong and liquidation of older property developments suggest that Hong Kong property prices will move somewhat higher. A number of studies of Hong Kong's competitiveness were conducted recently, and the government responded with a number of initiatives of varying degrees of effectiveness. For example, the government began a review of the civil service and will contract out more services in the future to improve efficiency. Telecommunications deregulation was very effective at reducing service costs and increasing innovation. This is likely to be followed by other utility deregulation. The government would like to encourage the development of Hong Kong's software and technology industries, create a regional medical hub, and enhance tourism by attracting a Disney theme park. Hong Kong should also benefit from improved export flows and greater growth in China based on current Chinese initiatives. During the second quarter, we increased our exposure to Hong Kong.

Chinese equities rallied sharply in the second quarter as China cut interest rates sharply to sustain economic growth and combat deflation. A large rate cut in June left Chinese interest rates significantly below U.S. rates; for instance, a Chinese saver could earn just 2.25% on a one-year deposit in a Chinese bank. China could cut rates this low despite the renminbi's peg to the U.S. dollar, due to a tightening of capital controls. The Chinese cut rates to encourage consumption rather than savings and to relieve the debt burden on Chinese state-owned enterprises. The Chinese also introduced a number of measures to encourage investment in domestic equity markets. The authorities hope that an equity market rally will create a wealth effect and encourage domestic consumption. Prime Minister Zhu Rongji adopted these policies after a trip to the United States. Stronger domestic equity markets would also facilitate the recapitalization of state owned enterprises and reduce the cost of bailing out the state-owned banking sector. The rally occurred despite a deterioration of Chinese export growth, the failure of China to secure American support for its entry to the WTO and a worsening of Sino-American relations. During the second quarter, we moved to a modest overweight position through Chinese equities listed in Hong Kong.

The MSCI Singapore index recorded strong absolute returns during the quarter but lagged regional indexes. Returns lagged for foreign investors due to the erosion of premiums on a number of blue chip stocks, including the banks and Singapore Airlines. These premiums eroded as the Monetary Authority of Singapore announced a plan to merge the foreign and local tranches of the bank shares. This share class merger is a long term positive for the sector as it will facilitate bank mergers in Singapore. In-market mergers will reduce excess bank capacity and allow major cost cutting. The Singapore economy is enjoying a strong recovery on the back of improved electronics exports, easy monetary and fiscal policy, a more competitive exchange rate and improved consumer confidence. The local property market has enjoyed a strong price increase, allowing developers to improve their fi-nancial condition by liquidating unsold units. Improving conditions in Indonesia and other ASEAN markets have also contributed to improved sentiment. We recently reduced our exposure in Singapore marginally for a number of our positions, as valuation targets were exceeded.

The major political event in Asia during the second quarter was the Indonesian parliamentary elections. The elections were conducted in a far more peaceful environment than expected. Preliminary results suggest a new coalition will be formed to replace the current government. Following the social unrest seen in Indonesia in early 1998, the relative lack of problems during the campaign exceeded expectations. Social calm, falling inflation, a strengthening rupiah, falling interest rates, higher commodity export prices and nascent signs of economic recovery combined to make the Indonesian market the best performing Asian market during the first half. Successful coalition building, further progress on corporate debt restructuring and bank recapitalization will be needed to sustain the rally.

The Thai market rallied sharply during the second quarter as interest rates fell below pre-crisis lows. Signs of an economic recovery continued to build and an innovative deal illustrated how banks could be recapitalized through a combination of government and private capital. Siam Commercial Bank raised Baht 65 billion (about $1.7 billion) of fresh capital through a scheme in which the government matched private capital. This sparked a rally in Thai financial institutions that had not yet raised new equ ity. Asset quality among Thai banks remains dire but meaningful progress is being made in the restructuring of corporate debt and trends are favorable. However, at this stage a fairly rapid recovery in economic growth and corporate earnings is needed to justify current equity valuations. The Fund is underweight Thai equities.

Asian risk factors we will be monitoring include the large supply of upcoming equity offerings and the danger that economic recovery will lessen the will to implement needed economic and corporate level reforms. External risk factors include the performance of the Japanese economy, import and economic growth in Europe and America, U.S. monetary policy and global interest rate trends, extreme weakness in the Euro and the performance of Western equity markets. Upside surprises could include better than exp ected economic recovery and bank recapitalization in Japan, and stronger than expected import demand from the U.S. and Europe.

Along with improving fundamentals, sentiment and liquidity have been driving equity returns in Asia over the past quarter. A rising tide has lifted most stocks. Given the magnitude of the recent moves, some companies and perhaps some markets have moved ahead of where they should be valued, unless further positive growth surprises occur. We continue to believe that the best way to drive future performance will be through stock selection, and expect that the importance of stock selection will reassert its elf in a less buoyant market environment. We continue to focus our efforts on identifying companies that are restructuring and refocusing their businesses around the principle of improving returns on equity. Restructuring broadly includes divestitures, sales of strategic stakes to multinationals, business unit shutdowns, mergers, staff reductions or capital management initiatives. We have seen a variety of restructuring efforts by Asian companies over the past year and these companies continue to perfor m well in relative and absolute terms. As mentioned above, restructuring in Japan could also provide enhanced investment opportunities in non-Japan Asia through outsourcing. We will continue to search for these opportunities, and build significant positions in companies geared to the recovery in domestic consumption currently underway in most Asian economies.

The Japanese equity markets continued to rise during the second quarter of 1999. In part, the growing optimism among investors stemmed from the weakness of the yen as the Bank of Japan maintained their intervention policy as well as guiding short term interest rates to "zero". As well, a recovery in the Asian stock market and economic activity also helped overall sentiment. Signs of an improvement in Japanese fundamentals, including a surprisingly strong preliminary release of first quarter gross domest ic product at an annualized rate of 7.9% set investors scrambling to raise equity allocations to Japan.

Contrary to the indiscriminate buying during the first quarter, investors gravitated to higher quality investments in securities showing earnings momentum, restructuring and more reasonable valuations. This change in leadership appeared after the first week of May, when most companies reported full year earnings for fiscal 1999 ending March.

Volumes on all exchanges rose sharply in contrast to 1998 and the Tokyo Stock Exchange (TSE) first section rose from around 200 million shares last October to 600 million shares during the second quarter. However, the total value on a "good day" is still only $6 billion and on a similar day the two most active shares in the U.S. (AOL and YAHOO) traded $8 billion or 30% more than the whole T.S.E. We believe it is because of the relative lack of liquidity on the T.S.E. that low priced high beta stocks surged through May as investors reallocated their positions in Japan and increased such allocations largely through the purchase of index related names. However, since May promising sectors such as communications, high technology and digital related companies rose sharply as investors became focused on fundamentals. In particular, investors rewarded companies such as Sony and Toshiba which developed the new Play Station II and Nintendo/Matsushita as they announced their

"dolphin" game platform. These products are expected to play an important role as home servers and Japan essentially has a 100% market share for these products.

Restructuring announcements made earlier by Japanese companies also began showing early signs of progress. For example, Nissan Motors, owned 36% by Renault, rose from 400 yen to 600 yen as investors gained some confidence that production cuts, product focus and reduction of debt will be made in earnest by Mr. Carlos Ghosn, the new COO of Nissan. On a product rationalization restructuring story, NEC and Hitachi, both historically fierce competitors in D-RAM manufacturing, agreed to combine forces jointly to develop a new generation of D-RAMS. Such alliances would have hardly occurred in the Japan of the 1970's and 1980's.

Both the rise in the OTC index and public appetite for IPO's suggested that retail investors were active participants in the market and rewarded handsomely by spectacular returns. Because of liquidity concerns, the Fund does not invest in smaller companies in Japan but the sharp rally in international blue chips and higher quality securities helped our relative performance since May. We added to our positions in Lintec and Shinetsu Polymer during the second quarter, with profit taking from Nissan.

While such favorable micro-developments occurred, there were signs during the second quarter that economic activity is still modest, despite the surprisingly strong preliminary gross domestic product numbers. For example, March department store sales fell 7.3% for the 11th straight decline and supermarket adjusted sales were down 8%, the second worst ever. Importantly, with rising unemployment the consumer has yet to show meaningful signs of consumption; retail sales account for 27% of Japan's overall gross domestic product.

The banking sector, which we do not own, in aggregate announced that they still have 20.19 trillion yen of bad debt on May 19. Under the new disclosure rule implemented by the Financial Supervisory Agency, these numbers showed an increase of 6.3 trillion yen (almost 50%) from the banks original estimates and confirm our suspicions that true non-performing loans held by banks are large and the amounts are not simply accounting "errors."

If the U.S. Federal Reserve will maintain a mild tightening position and the Bank of Japan maintains their "zero" short term interest rate policy, it will allow Japan to accelerate restructuring and provide a platform for economic recovery. It will likely become very important for Japan to show concrete economic growth over the next year, particularly if U.S. growth slows. The U.S. elections next year and the G7 summit in Okinawa are two milestones which will likely provide focus for Japanese leaders and businesses to show a robust, domestic led economic recovery. In order to achieve this goal, further restructuring, deregulation and additional stimulus packages will be necessary, in our view. With the rising employment rate, politicians are becoming desperate to improve economic conditions as Japan, too, will have a lower house election in 2000.

While we are increasingly bullish on the prospects for Japan, we intend to keep our highly selective stock and sector weightings and believe the "generals" will lead the charge. In particular, Sony, Fujitsu, Mitsui and TDK have reached all-time highs and "bell-cows" such as Nippon Telephone & Telegraph the largest capitalized company in Japan has broken out from a ten-year trading range.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR



July 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATI ON TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION
                                                           TOTAL RETURN (%)
                              --------------------------------------------------------------------------
                                  MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                              ----------------------    ----------------------    ----------------------
                                             AVERAGE                   AVERAGE                   AVERAGE
                              CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                              ----------     -------    ----------     -------    ----------     -------
        FISCAL YEAR TO DATE      37.50%         --        32.42%          --        27.06%          --
        ONE YEAR                 49.51        49.51       45.41         45.41       42.01         42.01
        SINCE INCEPTION*        -19.23        -4.25       -3.00         -0.62      -16.15         -3.52

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                             [GRAPH]


                                           YEAR ENDED DECEMBER 31,          SIX MONTHS
                                                                               ENDED
                                                                              JUNE 30,
                                  1994     1995      1996     1997     1998     1999
                                 ------   ------    ------   ------   ------   ------
Net Asset Value Per Share. . .   $ 13.20  $ 14.34  $ 11.95  $  8.77  $  8.73  $ 11.56
Market Value Per Share . . . .   $ 12.25  $ 13.33  $  9.75  $  7.44  $  7.00  $  9.63
Premium/(Discount) . . . . . .      -7.2%    -7.0%   -18.4%   -15.2%   -19.8%   -16.7%
Income Dividends . . . . . . .   $  0.04  $  0.05  $  0.61  $  0.02  $  0.01       --
Capital Gains Distributions. .   $  0.01  $  0.02       --       --       --       --
Fund Total Return (2). . . . .     -5.94%    9.24%   -2.87%+ -26.36%   -0.34%   32.42%
Index Total Return (3) . . . .     -5.24%    2.88%   -3.63%  -29.55%   -0.30%   27.06%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan and All- Country Asia-Pacific Free ex-Japan with each index weighted equally.
*    The Fund commenced operations on August 2, 1994.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]


Equity Securities                   (97.7%)
Short-Term Investment                (2.1%)
Fixed Income Securities              (0.2%)


--------------------------------------------------------------------------------
SECTORS

[PIE CHART]

Appliances & Household Durables      (4.7%)
Banking                              (6.7%)
Data Processing & Reproduction       (5.4%)
Electric & Electronics               (9.3%)
Electronic Components, Instruments   (5.4%)
Health & Personal Care               (4.1%)
Machinery & Engineering              (4.8%)
Real Estate                          (5.0%)
Recreation, Other Consumer Goods     (4.2%)
Telecommunications                   (5.7%)
Other                               (44.7%)


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                 PERCENT OF
                                                 NET ASSETS
                                                 ----------
     1.  Nintendo Co., Ltd. (Japan)                  2.3%
     2.  Hutchison Whampoa Ltd. (Hong Kong)          2.1
     3.  Fujitsu Ltd. (Japan)                        2.0
     4.  Sony Corp. (Japan)                          1.9
     5.  Korea Telecom Corp. (South Korea)           1.8
     6.  Hitachi Ltd. (Japan)                        1.7
     7.  Toshiba Corp. (Japan)                       1.7
     8.  NEC Corp. (Japan)                           1.6
     9.  Ricoh Co. Ltd. (Japan)                      1.6
     10. Sun Hung Kai Properties Ltd. (Japan)        1.5
                                                    ----
                                                    18.2%
                                                    ----
                                                    ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 1999

                                                                          VALUE
                                                        SHARES            (000)
--------------------------------------------------------------------------------
     COMMON STOCKS (96.1%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
     AUSTRALIA (9.8%)
     BANKING
          National Australia Bank Ltd.               629,400    U.S.$   10,376
          Westpac Banking Corp., Ltd.              1,160,650             7,500
                                                               ---------------
                                                                        17,876
                                                               ---------------
     BEVERAGES & TOBACCO
          Foster's Brewing Group Ltd.              1,540,700             4,326
                                                               ---------------
     BROADCASTING & PUBLISHING
          News Corp., Ltd.                           945,000             8,032
                                                               ---------------
     BUSINESS & PUBLIC SERVICES
          Brambles Industries Ltd.                   163,900             4,301
                                                               ---------------
     ENERGY SOURCES
     (a)  AAPT Ltd.                                   45,400               141
          Broken Hill Proprietary Co. Ltd.           577,950             6,669
                                                               ---------------
                                                                         6,810
                                                               ---------------
     GOLD MINES
          Normandy Mining Ltd.                     1,977,700             1,312
                                                               ---------------
     MISC. MATERIALS & COMMODITIES
          Rio Tinto Ltd.                             593,650             9,697
                                                               ---------------
     REAL ESTATE
          Lend Lease Corp., Ltd.                     316,800             4,333
                                                               ---------------
     TELECOMMUNICATIONS
          Cable & Wireless Optus Ltd.                800,600             1,816
          Telstra Corp., Ltd.                      1,691,000             9,653
                                                               ---------------
                                                                        11,469
                                                               ---------------
     TRANSPORTATION -- AIRLINES
          Airways Ltd.                               795,300             2,617
                                                               ---------------
                                                                        70,773
                                                               ---------------

------------------------------------------------------------------------------
     CHINA (0.4%)
     ENERGY SOURCES
          Yanzhou Mining Co. Ltd.                  3,769,600             1,348
                                                               ---------------
     HEALTH & PERSONAL CARE
          Hengan International Group Co. Ltd.      3,199,000             1,619
                                                               ---------------
                                                                         2,967
                                                               ---------------

-------------------------------------------------------------------------------
     HONG KONG (10.7%)
     BANKING
          Dao Heng Bank Group Ltd.                   690,000             3,095
                                                               ---------------
     BROADCASTING & PUBLISHING
          Television Broadcasts Ltd.                 880,000             4,129
                                                               ---------------
     BUSINESS & PUBLIC SERVICES
          Florens Group Ltd.                       1,013,300               842
                                                               ---------------
     CONSTRUCTION & HOUSING
          Kerry Properties Ltd.                      542,000               716
                                                               ---------------
     ELECTRICAL & ELECTRONICS
          Johnson Electric Holdings Ltd.             228,000               940
                                                               ---------------
     INSURANCE
          Axa China Region Ltd.                      787,900               630
                                                               ---------------
     MACHINERY & ENGINEERING
     (a) Shandong International Power
           Development Co. Ltd. 'H'                  616,000               139
                                                               ---------------
-------------------------------------------------------------------------------
                                                                         VALUE
                                                      SHARES             (000)
-------------------------------------------------------------------------------
     MULTI-INDUSTRY
          Citic Pacific Ltd.                         652,500    U.S.$    2,081
          Hutchison Whampoa Ltd.                   1,709,500            15,479
          Swire Pacific Ltd. 'A'                     619,600             3,067
                                                               ---------------
                                                                        20,627
                                                               ---------------
     REAL ESTATE
          Cheung Kong (Holdings) Ltd.              1,118,000             9,943
          New World Development Co. Ltd.             716,000             2,146
          Sun Hung Kai Properties Ltd.             1,203,000            10,970
                                                               ---------------
                                                                        23,059
                                                               ---------------
     TELECOMMUNICATIONS -- INTEGRATED
          Asia Satellite Telecom Holdings            151,000               355
          Hong Kong Telecommunications Ltd.        3,742,900             9,721
                                                               ---------------
                                                                        10,076
                                                               ---------------
     TELECOMMUNICATIONS -- WIRELESS
          China Telecom Ltd.                         756,000             2,100
                                                               ---------------
     TELECOMMUNICATIONS
          Smartone Telecommunications              1,101,000             3,917
                                                               ---------------
     TRANSPORTATION -- AIRLINES
          Cathay Pacific Airways                   1,657,000             2,542
                                                               ---------------
     Utilities -- Electrical & Gas
          CLP Holdings Ltd.                          394,000             1,915
                                                               ---------------
     WHOLESALE & INTERNATIONAL TRADE
          Li & Fung Ltd.                           1,236,000             2,963
                                                               ---------------
                                                                        77,690
                                                               ---------------
-------------------------------------------------------------------------------
     INDIA (4.2%)
     AUTOMOBILES
          Escorts Ltd.                                   801                 1
          Hero Honda Ltd.                             96,556             2,403
                                                                ---------------
                                                                        2,404
                                                                ---------------
    BANKING
     (a)  State Bank of India Ltd.                     1,112                 6
                                                                ---------------
    BEVERAGES & TOBACCO
          ITC Ltd.                                    70,455             1,778
                                                                ---------------
    Broadcasting & Publishing
     (a)  Zee Telefilms Ltd.                          20,000               670
                                                                ---------------
    BUILDING MATERIALS & COMPONENTS
          Associated Cement Co., Ltd.                  8,700                34
                                                                ---------------
    DATA PROCESSING & REPRODUCTION
          Aptech Ltd.                                 22,200               366
          Leading Edge Systems Ltd.                   34,200               231
          NIIT Ltd.                                   26,000             1,218
          Satyam Computer Services Ltd.               40,000             1,168
                                                                ---------------
                                                                        2,983
                                                                ---------------
    ELECTRICAL & ELECTRONICS
          Bharat Heavy Electricals Ltd.              550,200             3,118
          Digital Equipment (India) Ltd.             109,100             1,075
          Tata Infotech Ltd.                          37,350               916
                                                                ---------------
                                                                        5,109
                                                                ---------------
    ELECTRONIC COMPONENTS, INSTRUMENTS
          Infosys Technology Ltd.                     43,150             3,605
                                                                ---------------
-------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                      SHARES              (000)
-------------------------------------------------------------------------------
     INDIA (Continued)
     FINANCIAL SERVICES
       Housing Development Finance
             Corp., Ltd.                              37,541    U.S.$    1,922
          ICICI Ltd. - New                           765,000             1,295
                                                                ---------------
                                                                         3,217
                                                                ---------------
     HEALTH & PERSONAL CARE
         Reckitt & Coleman of India Ltd.                 750                 8
                                                                ---------------
     INDUSTRIAL COMPONENTS
     (a) Apollo Tyres Ltd.                             7,175                11
                                                                ---------------
     MACHINERY & ENGINEERING
         Punjab Tractors Ltd.                         80,900             2,470
                                                                ---------------
     METALS -- STEEL
         Tata Iron & Steel Co., Ltd.                   2,206                 7
                                                                ---------------
     MULTI-INDUSTRY
     (c) Morgan Stanley Growth Fund               26,049,150             4,321
                                                                ---------------
     TELECOMMUNICATIONS
     Videsh Sanchar Nigam Ltd.                        15,055               317
         Videsh Sanchar Nigam Ltd.                    39,400               830
                                                                ---------------
                                                                         1,147
                                                                ---------------
     TRANSPORTATION -- ROAD & RAIL
         Container Corp. of India Ltd.               563,900             2,364
                                                                ---------------
                                                                        30,134
                                                                ---------------
-------------------------------------------------------------------------------
     INDONESIA (1.5%)
     BEVERAGES & TOBACCO
       Gudang Garam                                2,267,500             6,159
                                                                ---------------
     BUILDING MATERIALS & COMPONENTS
       Semen Gresik                                  568,000             1,237
                                                                ---------------
     FOOD & HOUSEHOLD PRODUCTS
       Unilever Indonesia                            149,000               866
                                                                ---------------
     TELECOMMUNICATIONS -- INTEGRATED
       Telekomunikasi Indonesia ADR                  238,356             2,965
                                                                ---------------
                                                                        11,227

-------------------------------------------------------------------------------
     JAPAN (47.8%)
     APPLIANCES & HOUSEHOLD DURABLES
       Matsushita Electric Industrial Co.,
            Ltd.                                     530,000            10,304
       Sony Corp.                                    130,000            14,036
                                                                ---------------
                                                                        24,340
                                                                ---------------
     AUTOMOBILES
          Nifco, Inc.                                350,000             3,368
          Nissan Motor Co.                         1,470,000             7,029
          Suzuki Motor Co., Ltd.                     470,000             7,485
          Toyota Motor Corp.                         230,000             7,288
                                                                ---------------
                                                                        25,170
                                                                ---------------
     BROADCASTING & PUBLISHING
          Nissha Printing Co., Ltd.                  105,000               764
     BUILDING MATERIALS & COMPONENTS
          Fujitec Co., Ltd.                          460,000             4,365
          Rinnai Corp.                               160,700             3,696
          Sanwa Shutter Corp., Ltd.                  582,000             3,159
          Sekisui Chemical Co.                       563,000             3,270
                                                                ---------------
                                                                        14,490
                                                                ---------------
                                                                          Value
                                                      Shares              (000)
-------------------------------------------------------------------------------
     BUSINESS & PUBLIC SERVICES
          Dai Nippon Printing Co., Ltd.              298,000   U.S.$     4,771
                                                                ---------------
     CHEMICALS
          Daicel Chemical Industries Ltd.          1,190,000             4,381
          Kaneka Corp.                               939,000             8,856
          Mitsubishi Chemical Industries           1,160,000             4,021
          Nippon Pillar Packing Co.                   99,000               631
          Shin-Etsu Polymer Co., Ltd.                320,000             1,798
                                                                ---------------
                                                                        19,687
                                                                ---------------
     CONSTRUCTION & HOUSING
          Kyudenko Co., Ltd.                         380,000             2,176
          Sekisui House Ltd.                         495,000             5,348
                                                                ---------------
                                                                         7,524
                                                                ---------------
     DATA PROCESSING & REPRODUCTION
          Canon, Inc.                                362,000            10,423
          Fujitsu Ltd.                               710,000            14,303
          Ricoh Co. Ltd.                             816,000            11,247
                                                                ---------------
                                                                        35,973
                                                                ---------------
     ELECTRICAL & ELECTRONICS
          Hitachi Ltd.                             1,285,000            12,067
          Minebea Co., Ltd.                          460,000             5,138
          Mitsumi Electric Co., Ltd.                 353,000             9,871
          NEC Corp.                                  920,000            11,455
          Toshiba Corp.                            1,675,000            11,959
                                                                ---------------
                                                                        50,490
                                                                ---------------
     ELECTRONIC COMPONENTS, INSTRUMENTS
          Kyocera Corp.                              118,000             6,931
          Rohm Co., Ltd.                              34,000             5,331
          Ryosan Co., Ltd.                           103,000             2,045
          TDK Corp.                                  103,000             9,433
                                                                ---------------
                                                                        23,740
                                                                ---------------
     ENERGY EQUIPMENT & SERVICES
          Kurita Water Industries Ltd.               304,000             5,458
     FINANCIAL SERVICES
          Hitachi Credit Corp.                       293,000             5,806
     FOOD & HOUSEHOLD PRODUCTS
          Aiwa Co., Ltd.                              85,000             2,813
          Sangetsu Co., Ltd.                         137,000             2,919
          Yamaha Corp.                               299,000             3,599
                                                                ---------------
                                                                         9,331
                                                                ---------------
     HEALTH & PERSONAL CARE
          Ono Pharmaceutical Co., Ltd.               210,000             7,297
          Sankyo Co., Ltd.                           378,000             9,538
          Yamanouchi Pharmaceutical Co., Ltd.        270,000            10,343
                                                                ---------------
                                                                        27,178
                                                                ---------------
     INDUSTRIAL COMPONENTS
          Furakawa Electric Co.                      983,000             4,514
                                                                ---------------
     MACHINERY & ENGINEERING
          Amada Co., Ltd.                            692,000             4,895
          Daifuku Co., Ltd.                          626,000             4,376
          Daikin Kogyo Co.                           603,000             7,009
          Fuji Machine Co.                           243,000             7,499
          Mitsubishi Heavy Industries Ltd.         1,300,000             5,281
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                          VALUE
                                                      SHARES              (000)
-------------------------------------------------------------------------------
     JAPAN (CONTINUED)
     MACHINERY & ENGINEERING (CONTINUED)
          Tsubakimoto Chain Co.                      872,000    U.S.$     3,110
                                                                ---------------
                                                                         32,170
                                                                ---------------
     MERCHANDISING
          Family Mart Co., Ltd.                       97,200              4,463
                                                                ---------------
     MULTI-INDUSTRY
          Lintec Corp.                               235,000              2,368
                                                                ---------------
     REAL ESTATE
          Keihanshin Real Estate Co.                  64,000                617
          Mitsubishi Estate Co. Ltd.                 415,000              4,055
                                                                ---------------
                                                                          4,672
                                                                ---------------
     RECREATION, OTHER CONSUMER GOODS
          Casio Computer Co., Ltd.                   522,000              3,973
          Fuji Photo Film Ltd.                       252,000              9,549
          Nintendo Co., Ltd.                         120,000             16,888
                                                                ---------------
                                                                         30,410
                                                                ---------------
     TELECOMMUNICATIONS
          Nippon Telephone & Telegraph Corp.             932             10,872
                                                                ---------------
     WHOLESALE & INTERNATIONAL TRADE
          Inabata & Co.                              296,000              1,232
                                                                ---------------
                                                                        345,423
                                                                ---------------
-------------------------------------------------------------------------------
     MALAYSIA (2.8%)
     BANKING
          Commerce Asset Holding Bhd                 699,000              1,729
          Malayan Banking Bhd                        666,000              1,998
          Public Bank Bhd                          1,375,000              1,046
                                                                ---------------
                                                                          4,773
                                                                ---------------
     BEVERAGES & TOBACCO
          Carlsberg Brewery (Malaysia) Bhd         1,380,000              3,922
          Rothmans of Pall Mall Bhd                  705,000              5,334
                                                                ---------------
                                                                          9,256
                                                                ---------------
     FOOD & HOUSEHOLD PRODUCTS
          Nestle Bhd                                 953,000              3,762
                                                                ---------------
     MULTI-INDUSTRY
          Sime Darby Bhd                               4,000                  5
                                                                ---------------
     TELECOMMUNICATIONS - INTEGRATED
          Telekom Malaysia Bhd                       653,000              2,440
                                                                ---------------
                                                                         20,236
                                                                ---------------
-------------------------------------------------------------------------------
     NEW ZEALAND (0.9%)
     TELECOMMUNICATIONS
          Telecom Corp. of New Zealand Ltd.        1,264,100              5,428
                                                                ---------------
     TRANSPORTATION - AIRLINES
          Air New Zealand Ltd. 'B'                   505,000              1,044
                                                                ---------------
                                                                          6,472
                                                                ---------------
-------------------------------------------------------------------------------
     PAKISTAN (0.9%)
     BANKING
          Askari Bank                                 50,445                 11
                                                                ---------------
     FOOD & HOUSEHOLD PRODUCTS
          Lever Brothers Pakistan Ltd.               235,580              3,480
                                                                ---------------
-------------------------------------------------------------------------------
                                                                          Value
                                                      Shares              (000)
 ------------------------------------------------------------------------------
     TELECOMMUNICATIONS - INTEGRATED
          Pakistan Telecommunications Co., Ltd.    7,628,500   U.S.$      2,886
                                                               ----------------
     UTILITIES - ELECTRICAL & GAS
     (a) Hub Power Co., Ltd.                       1,740,000                468
                                                               ----------------
                                                                          6,845
                                                               ----------------
 ------------------------------------------------------------------------------
     PHILIPPINES (1.3%)
     BANKING
     (a)  Philippine National Bank                   230,000                624
                                                               ----------------
     BEVERAGES & TOBACCO
     (a)  LA Tondena Distillers, Inc.              1,127,300              1,336
          San Miguel Corp. 'B'                       980,320              2,142
                                                               ----------------
                                                                          3,478
                                                               ----------------
     REAL ESTATE
          Ayala Land, Inc. 'B'                             1                  -@
          SM Prime Holdings, Inc. 'B'              8,646,180              1,958
                                                               ----------------
                                                                          1,958
                                                               ----------------
     TELECOMMUNICATIONS - INTEGRATED
          Philippine Long Distance Telephone Co.      54,730              1,672
                                                               ----------------
     UTILITIES - ELECTRICAL & GAS
          Manila Electric Co. 'B'                    394,650              1,424
                                                               ----------------
                                                                          9,156
                                                               ----------------
 ------------------------------------------------------------------------------
     SINGAPORE (3.2%)
     AEROSPACE & MILITARY TECHNOLOGY
          Singapore Technologies Engineering Ltd.    872,000                988
                                                               ----------------
     BANKING
          City Developments Ltd.                     366,000              2,344
          Oversea-Chinese Banking Corp., Ltd.        402,000              3,353
          (Foreign)
          Overseas Union Bank Ltd. 'F'               209,000              1,007
          United Overseas Bank Ltd. (Foreign)        286,000              1,999
                                                               ----------------
                                                                          8,703
                                                               ----------------
     BEVERAGES & TOBACCO
          Rothmans Industries Ltd.                   160,000              1,344
                                                               ----------------
     BROADCASTING & PUBLISHING
          Singapore Press Holdings Ltd.              238,600              4,065
                                                               ----------------
     ELECTRICAL & ELECTRONICS
          Natsteel Electronics Ltd.                  667,000              2,919
                                                               ----------------
     ELECTRONIC COMPONENTS, INSTRUMENTS
          Venture Manufacturing Ltd.                 414,000              3,186
                                                               ----------------
     HEALTH & PERSONAL CARE
          Parkway Holdings                           310,000                765
                                                               ----------------
     TRANSPORTATION - SHIPPING
          Sembcorp Logistics Ltd.                    335,200              1,319
                                                               ----------------
                                                                         23,289
                                                               ----------------
 ------------------------------------------------------------------------------
     SOUTH KOREA (8.7%)
     APPLIANCES & HOUSEHOLD DURABLES
          Samsung Electronics                         85,797              9,414
                                                               ----------------
 ------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
                                                      SHARES             (000)
 ------------------------------------------------------------------------------
     SOUTH KOREA (Continued)
     BANKING
          Hana Bank                                   90,870   U.S.$     1,335
          Housing & Commercial Bank                   87,250             2,751
          Housing & Commercial Bank, Korea GDR         7,400               229
          Kookmin Bank                                56,830             1,154
          Kookmin Bank GDR                            29,500               600
          Koram Bank                                  76,580               959
          Korea Exchange Bank                        249,760             1,403
                                                               ----------------
                                                                         8,431
                                                               ----------------
     CHEMICALS
          Korea Chemical Co. Ltd.                     16,510             1,483
          L.G. Chemical Ltd.                          39,040             1,063
                                                               ----------------
                                                                         2,546
                                                               ----------------
     ELECTRICAL & ELECTRONICS
          LG Electronics                              58,170             1,608
                                                               ----------------
     ELECTRONIC COMPONENTS, INSTRUMENTS
          Samsung Electro-Mechanics Co.               74,889             2,588
                                                               ----------------
     ENERGY SOURCES
          Yukong Ltd. (Foreign)                       60,518             1,741
                                                               ----------------
     FINANCIAL SERVICES
          Daewoo Securities Co.                       32,260               627
          Good Morning Securities Co. Ltd.           112,940               698
                                                               ----------------
                                                                         1,325
                                                               ----------------
     INSURANCE
          Samsung Fire & Marine Insurance Co.          4,460             3,140
                                                               ----------------
     METALS - STEEL
          Pohang Iron & Steel Ltd. ADR               186,600             6,274
                                                               ----------------
     MISC. MATERIALS & COMMODITIES
          Hankuk Glass Industry Co., Ltd.             28,020               750
                                                               ----------------
     TELECOMMUNICATIONS - INTEGRATED
          Korea Telecom Corp.                         71,440             4,740
      (a) Korea Telecom Corp. ADR                    202,600             8,104
                                                               ----------------
                                                                        12,844
                                                               ----------------
     TELECOMMUNICATIONS - WIRELESS
     (b) SK Telecom Co., Ltd.                          2,160             2,965
                                                               ----------------
     UTILITIES - ELECTRICAL & GAS
          Korea Electric Power Corp. ADR             453,900             9,305
                                                               ----------------
                                                                        62,931
                                                               ----------------
-------------------------------------------------------------------------------
     SRI LANKA (0.1%)
     INDUSTRIAL COMPONENTS
          Lanka Lubricants Ltd.                      590,300               478
                                                               ----------------
-------------------------------------------------------------------------------
     TAIWAN (2.0%)
     BANKING
          International Commercial Bank of China     545,000               705
     (a) Taishin International Bank                  985,000               732
                                                               ----------------
                                                                         1,437
                                                               ----------------
     CHEMICALS
          Nan Ya Plastic Corp.                       639,000             1,058
                                                               ----------------
 ------------------------------------------------------------------------------
                                                                          VALUE
                                                     SHARES               (000)
-------------------------------------------------------------------------------
     ELECTRICAL & ELECTRONICS
     (a) Siliconware Precision Industries Co.        372,000   U.S.$        708
     (a) Taiwan Semiconductor
          Manufacturing Co. Ltd. ADR                 105,300              3,580
                                                               ----------------
                                                                          4,288
                                                               ----------------
     ELECTRONIC COMPONENTS, INSTRUMENTS
          Asustek Computer Inc. GDR                  190,240              2,744
          Compal Electronics                         203,000                798
     (a) Compeq Manufacturing Co., Ltd.              141,000                825
     (a) Hon Hai Precision Industry                  139,000              1,257
                                                               ----------------
                                                                          5,624
                                                               ----------------
     METALS - STEEL
          China Steel Corp.                          859,000                649
                                                               ----------------
     TEXTILES & APPAREL
     (a) Far East Textile                            697,000              1,036
     TRANSPORTATION - SHIPPING
          Evergreen Marine Corp.                     557,000                697
                                                               ----------------
                                                                         14,789
                                                               ----------------
-------------------------------------------------------------------------------
     THAILAND (1.8%)
     BANKING
     (a) Siam Commercial Bank Public Co.
          Ltd. (Preferred)                           285,200                406
         Thai Farmers Bank Ltd. (Foreign)            347,100              1,073
                                                               ----------------
                                                                          1,479
                                                               ----------------
     BROADCASTING & PUBLISHING
          BEC World Public Co., Ltd. (Foreign)       316,000              1,970
                                                               ----------------
     BUILDING MATERIALS & COMPONENTS
          Siam Cement Public Co. Ltd. (Foreign)       43,000              1,306
          Siam City Cement Public Co.,
            Ltd. (Foreign)                           251,933              1,038
                                                               ----------------
                                                                          2,344
                                                               ----------------
     ELECTRICAL & ELECTRONICS
          Delta Electronics Public Co.,
            Ltd. (Foreign)                           183,015              1,538
          Shinawatra Computer Public
            Co., Ltd. (Foreign)                      111,000                518
                                                               ----------------
                                                                          2,056
                                                               ----------------
     REAL ESTATE
          Golden Land Property
            Development Public Co., Ltd.           3,555,300              2,097
                                                               ----------------
     TELECOMMUNICATIONS - WIRELESS
          Advanced Info. Services
            Public Co., Ltd. (Foreign)               207,400              2,811
                                                               ----------------
                                                                         12,757
                                                               ----------------
-------------------------------------------------------------------------------
     TOTAL COMMON STOCKS
          (Cost U.S.$597,886)                                           695,167
                                                               ----------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     NO. OF              VALUE
                                                     RIGHTS              (000)
-------------------------------------------------------------------------------
     RIGHTS  (0.0%)
 ------------------------------------------------------------------------------
    INDIA
    BUILDING MATERIALS & COMPONENTS
 (a,b) Associated Cement Co.                           8,700   U.S.$         11
                                                               ----------------
 ------------------------------------------------------------------------------
    SOUTH KOREA
    TELECOMMUNICATIONS - WIRELESS
 (a,b) SK Telecom Co., Ltd. ADR                        2,160                271
                                                               ----------------
 ------------------------------------------------------------------------------
     TOTAL RIGHTS
      (Cost U.S.$-)                                                         282
                                                               ----------------
 ------------------------------------------------------------------------------
                                                     NO. OF
                                                   WARRANTS
 ------------------------------------------------------------------------------
     WARRANTS (1.1%)
 ------------------------------------------------------------------------------
     HONG KONG (0.1%)
     BANKING
     (a) HSBC Holdings plc, expiring
          10/13/99                                 1,334,000                671
                                                               ----------------
-------------------------------------------------------------------------------
     SINGAPORE (0.9%)
     TRANSPORTATION - AIRLINES
     (a) Singapore Airlines Ltd., expiring
          4/9/02                                   7,171,000              6,403
                                                               ----------------
-------------------------------------------------------------------------------
     THAILAND (0.1%)
     BANKING
     (a) Siam Commercial Bank Public Co.
          Ltd., expiring 5/10/02                   1,727,300              1,112
                                                               ----------------
 ------------------------------------------------------------------------------
     TOTAL WARRANTS
      (Cost U.S.$4,958)                                                   8,186
                                                               ----------------
 ------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
 ------------------------------------------------------------------------------
     FIXED INCOME SECURITIES (0.2%)
 ------------------------------------------------------------------------------
     SINGAPORE (0.2%)
     FINANCIAL SERVICES
          Finlayson Global Corp., Ltd.
            0.00%, 2/19/04 (Cost
            U.S.$1,150)                      U.S.$     1,150              1,736
                                                               ----------------
-------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT               VALUE
                                                      (000)               (000)
-------------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS (1.3%)
 ------------------------------------------------------------------------------
     REPURCHASE AGREEMENT
          Chase Securities, Inc. 4.55%,
             dated 6/30/99, due 7/1/99,
             to be repurchased at
             U.S.$9,032, collateralized by
             U.S.$9,935 Federal National
             Mortgage Association,
             5.25%, due 1/15/09, valued
             at U.S.$9,352
             (Cost U.S.$9,031)               U.S.$     9,031   U.S.$      9,031
                                                               ----------------
-------------------------------------------------------------------------------
     FOREIGN CURRENCY ON DEPOSIT WITH
     CUSTODIAN (0.9%)
          Hong Kong Dollar                   HKD       2,751                355
          Indian Rupee                       INR      85,216              1,963
          Japanese Yen                       JPY      13,195                109
          Malaysian Ringgit                  MYR          17                  5
          Pakistani Rupee                    PKR         126                  2
          Singapore Dollar                   SGD          18                 11
          Sri Lankan Rupee                   LKR         158                  2
          Taiwan Dollar                      TWD     117,940              3,651
          Thai Baht                          THB         904                 25
                                                               ----------------
          (Cost U.S.$6,129)                                               6,123
                                                               ----------------
-------------------------------------------------------------------------------
     TOTAL INVESTMENTS (99.6%)
          (Cost $619,154)                                               720,525
                                                               ----------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                      Amount             Amount
                                                       (000)              (000)
-------------------------------------------------------------------------------
     OTHER ASSETS (1.7%)
       Cash                                 U.S.$         4
       Receivable for Investments
         Sold                                        10,781
       Dividends Receivable                           1,864
       Foreign Withholding Tax
         Reclaim Receivable                              48
       Receivable Due from
         Investment Advisor                               5
       Deferred Organization Costs                        1
       Interest Receivable                                1
       Other Assets                                      111   U.S.$    12,815
                                            ----------------   ----------------
-------------------------------------------------------------------------------
     LIABILITIES (-1.3%)
       Deferred Country Taxes                                           (1,483)
       Payable For:
        Investments Purchased                        (6,496)
        Investment Advisory Fees                       (576)
        Fund Shares Repurchased                        (643)
        Custodian Fees                                 (320)
        Professional Fees                              (155)
        Shareholder Reporting Expenses                 (122)
        Directors' Fees and Expenses                    (99)
        Administrative Fees                             (60)
        Other Liabilities                              (265)            (8,736)
                                            ----------------   ----------------
     NET ASSETS (100%)
      Applicable to 62,546,174, issued and
        outstanding U.S.$0.01 par value shares
        (100,000,000 shares authorized)                        U.S.$   723,121
                                                               ----------------
-------------------------------------------------------------------------------
     NET ASSET VALUE PER SHARE                                 U.S.$     11.56
                                                               ----------------
-------------------------------------------------------------------------------
     AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
        Common Stock                                           U.S.$       625
        Capital Surplus                                                855,980
        Undistributed Net Investment Income                                169
        Accumulated Net Realized Loss                                 (233,467)
        Unrealized Appreciation on Investments and
         Foreign Currency Translations                                  99,814
-------------------------------------------------------------------------------
     TOTAL NET ASSETS                                          U.S.$   723,121
-------------------------------------------------------------------------------
(a)  - Non-income producing
(b)  - Security valued at fair value - see note A-1 to financial statements.
(c)  - The Fund is advised by an affiliate.
 @   - Value is less than U.S.$500.
ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Note: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment.
         The "local" and "foreign" shares' market values may vary.

-------------------------------------------------------------------------------
JUNE 30, 1999 EXCHANGE RATES:
-------------------------------------------------------------------------------
HKD  Hong Kong Dollar                                     7.758  =  U.S. $ 1.00
INR  Indian Rupee                                        43.405  =  U.S. $ 1.00
JPY  Japanese Yen                                       120.870  =  U.S. $ 1.00
MYR  Malaysian Ringgit                                    3.800  =  U.S. $ 1.00
PKR  Pakistani Rupee                                     52.467  =  U.S. $ 1.00
SGD  Singapore Dollar                                     1.702  =  U.S. $ 1.00
LKR  Sri Lankan Rupee                                    71.550  =  U.S. $ 1.00
TWD  Taiwan Dollar                                       32.300  =  U.S. $ 1.00
THB  Thai Baht                                           36.885  =  U.S. $ 1.00
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION - JUNE 30, 1999 (Unaudited)


                                                          PERCENT
                                                VALUE     OF NET
INDUSTRY                                        (000)     ASSETS
-----------------------------------------------------------------
Aerospace & Military Technology             U.S.$    988     0.1%
Appliances & Household Durables                   33,754     4.7
Automobiles                                       27,574     3.8
Banking                                           48,218     6.7
Beverages & Tobacco                               26,341     3.6
Broadcasting & Publishing                         19,630     2.7
Building Materials & Components                   18,116     2.5
Business & Public Services                         9,914     1.4
Chemicals                                         23,291     3.2
Construction & Housing                             8,240     1.1
Data Processing & Reproduction                    38,956     5.4
Electrical & Electronics                          67,410     9.3
Electronic Components, Instruments                38,743     5.4
Energy Equipment & Services                        5,458     0.7
Energy Sources                                     9,899     1.4
Financial Services                                12,084     1.7
Food & Household Products                         17,439     2.4
Gold Mines                                         1,312     0.2
Health & Personal Care                            29,570     4.1
Industrial Components                              5,003     0.7
Insurance                                          3,770     0.5
Machinery & Engineering                           34,779     4.8
Merchandising                                      4,463     0.6
Metals -- Steel                                    6,930     1.0
Misc. Materials & Commodities                     10,447     1.5
Multi-Industry                                    27,321     3.8
Real Estate                                       36,119     5.0
Recreation, Other Consumer Goods                  30,410     4.2
Telecommunications - Integrated                   32,883     4.6
Telecommunications - Wireless                      8,147     1.1
Telecommunications                                32,833     4.5
Textiles & Apparel                                 1,036     0.1
Transportation - Airlines                         12,606     1.7
Transportation - Road & Rail                       2,364     0.3
Transportation - Shipping                          2,016     0.3
Utilities - Electrical & Gas                      13,112     1.8
Wholesale & International Trade                    4,195     0.6
Other                                             15,154     2.1
                                         ---------------    ----
                                         U.S.$   720,525    99.6%
                                         ---------------    ----
                                         ---------------    ----
-----------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY -
JUNE 30, 1999 (Unaudited)


                                                              PERCENT
                                          VALUE                OF NET
COUNTRY                                   (000)                ASSETS
---------------------------------------------------------------------
Australia                            U.S.$   70,773             9.8
China                                         2,967             0.4
Hong Kong                                    78,361            10.8
India                                        30,145             4.2
Indonesia                                    11,227             1.5
Japan                                       345,423            47.8
Malaysia                                     20,236             2.8
New Zealand                                   6,472             0.9
Pakistan                                      6,845             0.9
Philippines                                   9,156             1.3
Singapore                                    31,428             4.3
South Korea                                  63,202             8.7
Sri Lanka                                       478             0.1
Taiwan                                       14,789             2.0
Thailand                                     13,869             1.9
United States (short-term investments)        9,031             1.3
Other                                         6,123             0.9
                                     ------------------------------
                                     U.S.$  720,525            99.6%
                                     ------------------------------
                                     ------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                                                                  SIX MONTHS
                                                                                                                    ENDED
                                                                                                                JUNE 30, 1999
                                                                                                                  (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                             (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends .........................................................................................             U.S.$   5,961
    Interest ..........................................................................................                       175
    Less: Foreign Taxes Withheld ......................................................................                      (538)
---------------------------------------------------------------------------------------------------------------------------------
      Total Income ....................................................................................                     5,598
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees ..........................................................................                     3,113
    Custodian Fees ....................................................................................                       337
    Administrative Fees ...............................................................................                       321
    Shareholder Reporting Expenses ....................................................................                        88
    Professional Fees .................................................................................                        83
    Transfer Agent Fees ...............................................................................                        28
    Directors' Fees and Expenses ......................................................................                        64
    Country Tax Expense ...............................................................................                         3
    Amortization of Organization Costs ................................................................                         6
    Other Expenses ....................................................................................                        19
---------------------------------------------------------------------------------------------------------------------------------
      Total Expenses ..................................................................................                     4,062
---------------------------------------------------------------------------------------------------------------------------------
       Net Investment Income ..........................................................................                     1,536
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold ........................................................................                    21,539
    Foreign Currency Transactions .....................................................................                       884
---------------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain ...............................................................................                    22,423
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments .......................................................................                   152,555
    Depreciation on Foreign Currency Translations .....................................................                    (1,898)
---------------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ..................................................                   150,657
---------------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ............................                   173,080
---------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................................             U.S.$ 174,616
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              SIX MONTHS
                                                                                                ENDED
                                                                                            JUNE 30, 1999          YEAR ENDED
                                                                                             (UNAUDITED)       DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                              (000)                (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income ..................................................................  U.S.$   1,536      U.S.$        4,614
  Net Realized Gain (Loss) ...............................................................         22,423                (110,951)
  Change in Unrealized Appreciation/Depreciation .........................................        150,657                  94,939
---------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ........................        174,616                 (11,398)
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
  In Excess of Net Investment Income .....................................................             --                    (639)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (4,728,400 shares and 4,379,934 shares, respectively) .............        (38,651)                (28,980)
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ..............................................................        135,965                 (41,017)
Net Assets:
  Beginning of Period ....................................................................        587,156                628,173
---------------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income (accumulated
    net investment loss) of U.S.$169 and U.S.$(1,367), respectively) .....................        723,121      U.S.$      587,156
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                              SIX MONTHS
                                                ENDED
                                               JUNE 30,            YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                          1999        ---------------------------------
AND RATIOS:                                   (UNAUDITED)           1998             1997
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....   U.S.$   8.73    U.S.$   8.77    U.S.$  11.95
----------------------------------------------------------------------------------------------
Offering Costs ...........................             --              --              --
----------------------------------------------------------------------------------------------
Net Investment Income ....................           0.02            0.06            0.03
Net Realized and Unrealized Gain (Loss)
 on Investments ....................                 2.70           (0.17)          (3.19)
----------------------------------------------------------------------------------------------
    Total from Investment Operations .....           2.72           (0.11)          (3.16)
----------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ..................             --              --           (0.02)
  In Excess of Net Investment Income .....             --           (0.01)             --
  In Excess of Net Realized Gain .........             --              --              --
----------------------------------------------------------------------------------------------
    Total Distributions ..................             --           (0.01)          (0.02)
----------------------------------------------------------------------------------------------
Decrease in Net Asset Value
   due to Shares Issued through
   Rights Offering .......................             --              --              --
Anti-Dilutive Effect of
   Shares Repurchased ....................           0.11            0.08              --
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........   U.S.$  11.56    U.S.$   8.73    U.S.$   8.77
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ....   U.S.$   9.63    U.S.$   7.00    U.S.$   7.44
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ...........................          37.50%          (5.77)%        (23.46)%
  Net Asset Value (1) ....................          32.42%          (0.34)%        (26.36)%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ....   U.S.$723,121    U.S.$587,156    U.S.$628,173
----------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ..           1.31%**         1.42%           1.34%
Ratio of Net Investment Income to
  Average Net Assets .....................           0.49%**         0.80%           0.25%
Portfolio Turnover Rate ..................             35%             42%             66%
----------------------------------------------------------------------------------------------

                                                                               PERIOD FROM
                                                                              AUGUST 2, 1994*
SELECTED PER SHARE DATA                      --------------------------------       TO
AND RATIOS:                                         1996              1995   DECEMBER 31, 1994
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....   U.S.$  14.34     U.S.$  13.20     U.S.$  14.10
------------------------------------------------------------------------------------------------
Offering Costs ...........................          (0.01)              --            (0.03)
------------------------------------------------------------------------------------------------
Net Investment Income ....................           0.02             0.05             0.05
Net Realized and Unrealized Gain (Loss)
 on Investments ....................                (0.33)            1.16            (0.87)
------------------------------------------------------------------------------------------------
    Total from Investment Operations .....          (0.31)            1.21            (0.82)
------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ..................          (0.60)           (0.05)           (0.04)
  In Excess of Net Investment Income .....          (0.01)           (0.00)#             --
  In Excess of Net Realized Gain .........             --            (0.02)           (0.01)
------------------------------------------------------------------------------------------------
    Total Distributions ..................          (0.61)           (0.07)           (0.05)
------------------------------------------------------------------------------------------------
Decrease in Net Asset Value
   due to Shares Issued through
   Rights Offering .......................          (1.46)              --               --
Anti-Dilutive Effect of
   Shares Repurchased ....................            --                --               --
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........   U.S.$  11.95      U.S.$ 14.34     U.S.$  13.20
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ....   U.S.$   9.75      U.S.$ 13.33     U.S.$  12.25
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ...........................         (14.72)%+          9.38%          (12.71)%
  Net Asset Value (1) ....................          (2.87)%+          9.24%           (5.94)%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ....   U.S.$856,397     U.S.$769,414     U.S.$708,323
------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ..           1.39%            1.36%            1.31%**
Ratio of Net Investment Income to
  Average Net Assets .....................           0.16%            0.36%            0.89%**
Portfolio Turnover Rate ..................             28%              21%               2%
------------------------------------------------------------------------------------------------


*   Commencement of Operations.
**  Annualized.
#   Amount is less than U.S.$0.01.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999
----------

     The Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. (formerly Morgan Stanley Asia-Pacific Fund, Inc.) (the "Fund"), was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities and foreign currency contracts at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, the timing of the recognition of gains and losses on securities, net operating losses and foreign currency exchange contracts.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the six months ended June 30, 1999, the Fund made purchases and sales totaling $215,442,000 and $247,033,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At June 30, 1999, the U.S. Federal income tax cost basis of securities was $613,025,000 and, accordingly, net unrealized appreciation was $101,377,000 of which $150,665,000 related to appreciated securities and $49,288,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $243,446,000 available to offset future capital gains of which $5,069,000 will expire on December 31, 2003, $93,503,000 will expire on December 31, 2005 and $144,874,000 will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. For the six months ended June 30, 1999, the Fund incurred $216,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. The Fund issued to its shareholders of record as of the close of business on April 16, 1996 transferable Rights to subscribe for up to an aggregate of 18,000,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $10.00 per share. During May 1996 the Fund issued a total of 18,000,000 shares of Common Stock on exercise of such Rights. Rights' offering costs of $820,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, received commissions of $3,062,000, dealer manager fees of $1,650,000 and reimbursement of its expenses of $125,000 in connection with its participation in the Rights Offering.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Director's Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1999 totaled $93,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

J. On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 1999, the Fund repurchased 4,728,400 shares of its Common Stock at an average price per share of $8.12 and an average discount of 15.76% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

                        K. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Morgan Stanley Asia-Pacific Fund, Inc. was held on June 21, 1999. The following is a summary of each proposal presented and the total number of shares voted:

                                                                      VOTES IN    VOTES    AUTHORITY    VOTES
PROPOSAL:                                                             FAVOR OF   AGAINST   WITHHELD   ABSTAINED
--------                                                              --------   -------   --------   ---------
1.  To elect the following Directors: Peter J. Chase ................46,201,182       --    491,019         --
                                      David B. Gill .................46,201,165       --    491,036         --
                                      Michael F. Klein ..............46,200,984       --    491,217         --

2.  To ratify the selection of PricewaterhouseCoopers LLP
    as independent accountants of the Fund ..........................46,421,012  147,584         --    123,608

3.  To approve an amendment to the Fund's Articles of
    Incorporation to change the name  of the  fund  to
    Morgan  Stanley  Dean  Witter  Asia-Pacific  Fund,  Inc. ........46,164,672  385,004         --    142,528

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

   Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    Morgan Stanley Dean Witter Asia-Pacific Fund, Inc. American Stock Transfer & Trust Company
                    Dividend Reinvestment and Cash Purchase Plan
                    40 Wall Street
                    New York, NY 10005
                    1-800-278-4353